Exhibit 99

FOR IMMEDIATE RELEASE	CONTACT:	Marsha J. Akin
Investor Relations
(630) 773-3800
www.ajg.com

ARTHUR J. GALLAGHER & CO. ANNOUNCES RECORD

SECOND QUARTER 2004 FINANCIAL RESULTS

ITASCA, IL, July 27, 2004 — Arthur J. Gallagher & Co. today reported its financial results for the quarter and six-month period ended June 30, 2004. A printer-friendly format is available at www.ajg.com.

Quarter Ended June 30

						Diluted
	Revenues			Net Earnings		Earnings Per Share
Segment	2nd Q 04	2nd Q 03	Chg	2nd Q 04	2nd Q 03	2nd Q 04	2nd Q 03
	($ in millions)			($ in millions)
Brokerage	$224.9	$202.8	11%	$35.0	$28.6	$0.37	$0.31
Risk Management	92.8	78.3	19%	11.5	7.7	0.12	0.08
Financial Services	26.2	17.9	—	(0.4)	(0.1)	—	—
Impact of FIN 46	35.0	—	—	—	—	—	—

Total Company	$378.9	$299.0	27%	$46.1	$36.2	$0.49	$0.39

Six Months Ended June 30
						Diluted
	Revenues			Net Earnings		Earnings Per Share
Segment	6 Mths 04	6 Mths 03	Chg	6 Mths 04	6 Mths 03	6 Mths 04	6 Mths 03
	($ in millions)			($ in millions)
Brokerage	$429.0	$390.8	10%	$61.5	$48.7	$0.65	$0.52
Risk Management	181.2	155.0	17%	21.9	15.8	0.23	0.17
Financial Services	49.3	7.5	—	1.6	(16.4)	0.02	(0.17)
Impact of FIN 46	60.9	—	—	—	—	—	—

Total Company	$720.4	$553.3	30%	$85.0	$48.1	$0.90	$0.52

“This was another strong quarter for Gallagher despite softening rates in the insurance marketplace. Our Brokerage and Risk Management segments each posted record second quarter earnings,” said J. Patrick Gallagher, Jr., President and Chief Executive Officer. “On a combined basis our Brokerage and Risk Management segments posted excellent results for the second quarter:

•	26% growth in earnings per share,

•	13% growth in revenues, of which 8% is organic,

•	20% growth in pretax earnings, and

•	18% pretax margin, a 1.1 point improvement over second quarter 2003, despite margin drag of 0.4% related to expensing stock-based compensation and 0.3% related to foreign currency translation.

“These results demonstrate that Gallagher’s core businesses are performing well in the changing marketplace. Every day our professionals are out there working together to deliver the best value for our customers while continuing to grow value for our shareholders.”

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Brokerage Segment Second Quarter Highlights – Record Earnings

•	19% growth in earnings per share.

•	11% growth in revenues, of which 4% is organic.

•	14% growth in pretax earnings.

•	19% pretax margin, a 1 point improvement over second quarter 2003, despite margin drag of 0.5% related to expensing stock-based compensation and 0.4% related to foreign currency translation.

•	Acquisition pipeline remains strong.

Risk Management Segment Second Quarter Highlights – Record Earnings

•	50% growth in earnings per share.

•	19% growth in revenues; all of which is organic.

•	41% growth in pretax earnings.

•	16% pretax margin, a 3 point improvement over second quarter 2003.

Financial Services Segment Highlights

•	Synthetic fuel production was ahead of prior year, resulting in a 20% effective tax rate for the company in 2004 versus 25% in 2003.

•	Adoption of FIN 46 - In the third quarter of 2003, Gallagher adopted a new accounting pronouncement, FASB Interpretation No. 46 (FIN 46) - “Consolidation of Variable Interest Entities,” which required the company to consolidate one investment not previously consolidated because the company does not control the investment through a majority voting interest. Previously reported financial statements were not restated for the adoption of FIN 46.

The company will host a webcast conference call on Wednesday, July 28, 2004 at 9:00 a.m. ET to further discuss these quarterly results. To listen, please go to www.ajg.com.

Arthur J. Gallagher & Co., an international insurance brokerage and risk management services firm, is headquartered in Itasca, Illinois, has operations in nine countries and does business in more than 100 countries around the world through a network of correspondent brokers and consultants. Gallagher is traded under the symbol “AJG” on the New York Stock Exchange.

This press release may contain certain forward-looking statements relating to future results. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expected, depending on a variety of factors such as changes in worldwide and national economic conditions, changes in premium rates and in insurance markets generally and changes in securities and fixed income markets as well as developments in the area of tax legislation. Please refer to our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, for a more detailed discussion of these factors.

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Arthur J. Gallagher & Co.

Segment Statement of Earnings

(Unaudited - in millions except per share data)

	3 Months Ended June 30, 2004	3 Months Ended June 30, 2003	6 Months Ended June 30, 2004	6 Months Ended June 30, 2003
BROKERAGE SEGMENT

Commissions	$195.1	$180.3	$376.9	$348.9
Fees	36.7	31.1	65.4	58.8
Investment income - fiduciary	2.9	1.7	5.4	3.5

Gross revenues	234.7	213.1	447.7	411.2
Less brokerage	(9.8)	(10.3)	(18.7)	(20.4)

Revenues	224.9	202.8	429.0	390.8

Compensation	129.5	118.2	251.9	232.9
Operating	42.6	41.2	85.0	82.6
Depreciation	3.2	3.0	6.3	6.0
Amortization	5.9	2.2	9.0	4.3

Expenses	181.2	164.6	352.2	325.8

Earnings before income taxes	43.7	38.2	76.8	65.0
Provision for income taxes	8.7	9.6	15.3	16.3

Net earnings	$35.0	$28.6	$61.5	$48.7

Diluted net earnings per share	$0.37	$0.31	$0.65	$0.52
Growth - revenues	11%	17%	10%	19%
Organic growth in commissions and fees (1)	4%	14%	4%	14%
Growth - pretax earnings	14%	32%	18%	19%
Compensation expense ratio	55%	55%	56%	57%
Operating expense ratio	18%	19%	19%	20%
Pretax profit margin	19%	18%	17%	16%
Effective tax rate	20%	25%	20%	25%

RISK MANAGEMENT SEGMENT

Fees	$92.4	$78.0	$180.5	$154.5
Investment income - fiduciary	0.4	0.3	0.7	0.5

Revenues	92.8	78.3	181.2	155.0

Compensation	50.2	43.4	98.5	85.7
Operating	25.7	22.3	50.3	43.7
Depreciation	2.4	2.4	4.8	4.7
Amortization	0.1	—	0.2	—

Expenses	78.4	68.1	153.8	134.1

Earnings before income taxes	14.4	10.2	27.4	20.9
Provision for income taxes	2.9	2.5	5.5	5.1

Net earnings	$11.5	$7.7	$21.9	$15.8

Diluted net earnings per share	$0.12	$0.08	$0.23	$0.17
Growth - revenues	19%	16%	17%	13%
Organic growth in fees (1)	18%	16%	17%	13%
Growth - pretax earnings	41%	21%	31%	5%
Compensation expense ratio	54%	56%	55%	55%
Operating expense ratio	28%	29%	28%	28%
Pretax profit margin	16%	13%	15%	14%
Effective tax rate	20%	25%	20%	25%

See notes to second quarter 2004 earnings release and non-GAAP financial measures on page 5.

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Arthur J. Gallagher & Co.

Segment Statement of Earnings

(Unaudited - in millions except per share data)

	3 Months Ended June 30, 2004	3 Months Ended June 30, 2003	6 Months Ended June 30, 2004	6 Months Ended June 30, 2003
FINANCIAL SERVICES SEGMENT

Investment income	$24.1	$17.9	$44.7	$33.2
Impact of FIN 46 on investment income	35.0	—	60.9	—
Investment gains (losses)	2.1	—	4.6	(25.7)

Revenues	61.2	17.9	110.2	7.5

Investment expenses	22.0	14.2	38.8	21.5
Impact of FIN 46 on investment expenses	33.9	—	58.6	—
Interest	2.4	2.0	4.3	4.1
Depreciation	2.3	1.8	4.2	3.7
Impact of FIN 46 on depreciation expense	1.1	—	2.3	—

Expenses	61.7	18.0	108.2	29.3

Earnings (loss) before income taxes	(0.5)	(0.1)	2.0	(21.8)
Provision (benefit) for income taxes	(0.1)	—	0.4	(5.4)

Net earnings (loss)	$(0.4)	$(0.1)	$1.6	$(16.4)

Diluted earnings (loss) per share	$—	$—	$0.02	$(0.17)

Consolidated Statement of Earnings (Unaudited - in millions except per share data)

	3 Months Ended June 30, 2004	3 Months Ended June 30, 2003	6 Months Ended June 30, 2004	6 Months Ended June 30, 2003
TOTAL COMPANY

Commissions	$195.1	$180.3	$376.9	$348.9
Fees	129.1	109.1	245.9	213.3
Investment income - fiduciary	3.3	2.0	6.1	4.0
Investment income - all other	59.1	17.9	105.6	33.2
Investment gains (losses)	2.1	—	4.6	(25.7)

Gross revenues	388.7	309.3	739.1	573.7
Less brokerage	(9.8)	(10.3)	(18.7)	(20.4)

Revenues	378.9	299.0	720.4	553.3

Compensation	179.7	161.6	350.4	318.6
Operating	68.3	63.5	135.3	126.3
Investment expenses	55.9	14.2	97.4	21.5
Interest	2.4	2.0	4.3	4.1
Depreciation	9.0	7.2	17.6	14.4
Amortization	6.0	2.2	9.2	4.3

Expenses	321.3	250.7	614.2	489.2

Earnings before income taxes	57.6	48.3	106.2	64.1
Provision for income taxes	11.5	12.1	21.2	16.0

Net earnings	$46.1	$36.2	$85.0	$48.1

Diluted net earnings per share	$0.49	$0.39	$0.90	$0.52

Dividends declared per share	$0.25	$0.18	$0.50	$0.36

Other Information
Diluted weighted average shares outstanding (000s)	94,343	93,651	94,152	92,983
Common shares repurchased (000s)	—	515	555	754
Annualized return on beginning tangible net worth (2)			43%	24%
Number of acquisitions closed	3	1	10	5
Workforce (includes acquisitions)			7,564	7,077
Earnings Before Investment (Gains) Losses, Depreciation, Amortization and Stock Compensation Expense (3)
Net earnings	$46.1	$36.2	$85.0	$48.1
Investment (gains) losses	(2.1)	—	(4.6)	25.7
Depreciation	9.0	7.2	17.6	14.4
Amortization	6.0	2.2	9.2	4.3
Amortization of deferred comp and restricted stock	2.7	2.2	4.8	3.2
Stock compensation expense	1.3	—	2.5	—
Tax effect	(3.4)	(2.9)	(5.9)	(11.9)

Earnings before investment (gains) losses, depreciation, amortization and stock compensation expense	$59.6	$44.9	$108.6	$83.8

On a diluted per share basis	$0.63	$0.48	$1.15	$0.90

See notes to second quarter 2004 earnings release and non-GAAP financial measures on page 5.

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Arthur J. Gallagher & Co.

Consolidated Balance Sheet

(Unaudited - in millions except per share data)

	Jun 30, 2004	Dec 31, 2003
Cash and cash equivalents	$258.3	$193.6
Restricted cash	478.5	437.6
Trading securities	—	5.0
Investments - current	27.5	26.9
Premiums and fees receivable	1,439.4	1,286.4
Other current assets	139.7	158.4

Total current assets	2,343.4	2,107.9

Investments - long-term	128.0	121.0
Fixed assets related to consolidated investments - net	214.1	205.2
Other fixed assets - net	58.7	61.0
Deferred income taxes	151.1	137.8
Other noncurrent assets	53.6	45.8
Goodwill - net	157.4	138.3
Amortizable intangible assets - net	111.9	84.6

Total assets	$3,218.2	$2,901.6

Premiums payable to insurance and reinsurance companies	$1,930.3	$1,743.5
Accrued compensation and other accrued liabilities	232.2	219.3
Unearned fees	36.6	27.3
Income taxes payable	21.9	24.3
Other current liabilities	16.8	16.0
Corporate related borrowings	—	—
Investment related borrowings - current	38.7	30.9

Total current liabilities	2,276.5	2,061.3

Investment related borrowings - long-term	143.4	122.1
Other noncurrent liabilities	101.5	99.1

Total liabilities	2,521.4	2,282.5

Stockholders’ equity:
Common stock - issued and outstanding	91.9	90.0
Capital in excess of par value	143.7	105.5
Retained earnings	481.8	442.3
Unearned deferred compensation	(13.2)	(9.6)
Unearned restricted stock	(7.4)	(9.1)

Total stockholders’ equity	696.8	619.1

Total liabilities and stockholders’ equity	$3,218.2	$2,901.6

Other Information
Tangible net worth (4)	$427.5	$396.2
Book value per share	$7.58	$6.88
Tangible book value per share (5)	$4.65	$4.40

Notes to Second Quarter 2004 Earnings Release and Non-GAAP Financial Measures

This exhibit contains supplemental non-GAAP financial information within the meaning of Regulation G of the SEC’s rules. Consistent with Regulation G, a description of such information is provided below and a reconciliation of certain of such items to U.S. generally accepted accounting principles (GAAP) is provided elsewhere in this press release. Gallagher believes the items described below provide meaningful additional information, which may be helpful to investors in assessing certain aspects of Gallagher’s operating performance and financial condition that may not be otherwise apparent from GAAP. Industry peers provide similar supplemental information, although they may not use the same or comparable terminology and may not make identical adjustments. This non-GAAP information should be used in addition to, but not as a substitute for, the GAAP information.

Non-GAAP Measures Defined

(1)	Organic growth excludes the first twelve months of net commission and/or fee revenues generated from the acquisitions accounted for as purchases and the net commission and/or fee revenues related to operations disposed of in each year presented. These commissions and fees are excluded from organic revenues in order to determine the revenue growth that is associated with the operations that were a part of Gallagher in both the current and prior year.

(2)	Represents year-to-date net earnings divided by total stockholders’ equity, less net balance of goodwill and amortizable intangible assets, as of the beginning of the year.

(3)	Represents net earnings before the after-tax effect of investment gains (losses), depreciation, amortization, amortization of deferred compensation and restricted stock expense and stock compensation expense.

(4)	Represents total stockholders’ equity less net balance of goodwill and amortizable intangible assets.

(5)	Represents tangible net worth divided by the common shares outstanding at the end of the period.

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Arthur J. Gallagher & Co.

Unconsolidated Investment Summary

(Unaudited - in millions)

					June 30, 2004
	June 30, 2004		December 31, 2003		LOCs & Financial Guarantees	Funding Commitments
	Current	Long-term	Current	Long-term
Unconsolidated Investments:
Direct and indirect investments in Asset Alliance Corporation (AAC)	$0.6	$47.7	$1.3	$49.8	$—	$—

Low income housing (LIH) developments:
Bridge loans	6.7	—	9.5	—	—	—
Partnership interests	—	2.2	—	3.1	—	—
LIH Developer	—	8.8	—	7.6	—	—

Alternative energy investments:
Owned partnership interests	2.0	22.3	1.5	28.3	5.9	0.4
Biogas project	—	14.0	—	—	—	—
Partnership interest installment sales	17.2	7.1	14.6	8.0	—	—

Bermuda insurance investments	—	20.4	—	20.4	6.7	—

Real estate, venture capital and other investments	1.0	5.5	—	3.8	—	3.8

Total unconsolidated investments	27.5	128.0	26.9	121.0	12.6	4.2

Non-recourse borrowings - Biogas project	(0.2)	(13.8)	—	—	—	—

Net unconsolidated investments	$27.3	$114.2	$26.9	$121.0	$12.6	$4.2

Consolidated Investment Summary

(Unaudited - in millions)

			June 30, 2004
			LOCs & Financial Guarantees	Funding Commitments
	June 30, 2004	December 31, 2003

Home office land and building:
Fixed assets	$101.0	$100.9	$—	$—
Accumulated depreciation	(14.5)	(13.2)	—	—
Non-recourse borrowings - current	(0.8)	(0.8)	—	—
Recourse borrowings - current	—	—	—	—
Non-recourse borrowings - noncurrent	(73.6)	(74.0)	—	—
Recourse borrowings - noncurrent	(3.0)	(3.0)	—	—
Net other consolidated assets and liabilities	2.9	2.2	—	—

Net investment	12.0	12.1	—	—

Florida community development:
Fixed assets	59.6	56.0	—	—
Accumulated depreciation	—	—	—	—
Non-recourse borrowings - current	(16.3)	(10.7)	—	—
Recourse borrowings - current	(17.0)	(17.0)	—	—
Non-recourse borrowings - noncurrent	(0.2)	(0.2)	—	—
Recourse borrowings - noncurrent	(12.4)	(12.4)	—	—
Net other consolidated assets and liabilities	(2.7)	(3.6)	12.8	1.5

Net investment	11.0	12.1	12.8	1.5

Airplane leasing company:
Fixed assets	51.8	51.8	—	—
Accumulated depreciation	(12.3)	(10.5)	—	—
Non-recourse borrowings - current	(2.5)	(2.4)	—	—
Recourse borrowings - current	—	—	—	—
Non-recourse borrowings - noncurrent	(31.2)	(32.5)	—	—
Recourse borrowings - noncurrent	—	—	—	—
Net other consolidated assets and liabilities	0.9	0.9	—	—

Net investment	6.7	7.3	—	—

Syn/Coal partnerships:
Fixed assets	46.4	35.2	—	—
Accumulated depreciation	(17.9)	(15.0)	—	—
Non-recourse borrowings - current	(1.9)	—	—	—
Recourse borrowings - current	—	—	—	—
Non-recourse borrowings - noncurrent	(9.2)	—	—	—
Recourse borrowings - noncurrent	—	—	—	—
Net other consolidated assets and liabilities	1.1	0.6	—	—

Net investment	18.5	20.8	—	—

Total consolidated investments:
Fixed assets	258.8	243.9	—	—
Accumulated depreciation	(44.7)	(38.7)	—	—
Non-recourse borrowings - current	(21.5)	(13.9)	—	—
Recourse borrowings - current	(17.0)	(17.0)	—	—
Non-recourse borrowings - noncurrent	(114.2)	(106.7)	—	—
Recourse borrowings - noncurrent	(15.4)	(15.4)	—	—
Net other consolidated assets and liabilities	2.2	0.1	12.8	1.5

Net investment	$48.2	$52.3	$12.8	$1.5

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